Ryerson Holding Corporation

AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER
Adopted October 25, 2018

AMENDED AND RESTATED

AUDIT COMMITTEE CHARTER

I. Purpose
The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Ryerson Holding Corporation (the “Company”) is to oversee the accounting and financial reporting processes of the Company and its subsidiaries and the audits of the Company’s financial statements.
II. Membership
The Committee shall be comprised three (3) or more directors, each of who shall meet the independence, experience, and expertise requirements of the New York Stock Exchange and other applicable laws and regulations (including the Sarbanes-Oxley Act of 2002).  At least one member of the Committee will qualify as an audit committee financial expert as such term is defined in Item 407(d)(5) of Regulation S-K and will be “independent” as such term is defined in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, and the rules of the New York Stock Exchange. The members of the Committee and the chairperson of the Committee (the “Committee Chair”) shall be appointed by, and may be removed by, the Board on the recommendation of the Nominating and Corporate Governance Committee. Committee membership shall be rotated periodically, and the Committee Chair shall be rotated periodically.
No Committee member shall serve on the audit committees of more than two (2) other public companies at the same time as he or she serves on this Committee, unless the Board specifically determines that it would not impair the ability of an existing or prospective Committee member to serve effectively on the Committee.  Further, each prospective Committee member shall evaluate carefully the existing demands on his or her time before accepting appointment or re-appointment to the Committee.
III. Meetings
The Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but no less frequently than quarterly.  The Committee Chair, in consultation with the other Committee members, shall determine the frequency and length of the Committee meetings and set meeting agendas consistent with this charter.
The presence in person or by telephone of a majority of the Committee’s members shall constitute a quorum for any meeting of the Committee.  All actions of the Committee will require the vote of a majority of its members present at a meeting of the Committee at which a quorum is present or a unanimous written consent.

IV. Responsibilities, Duties and Authority
The Committee’s policies and procedures should remain flexible in order to best react to changing conditions and to help ensure that the Company’s accounting and reporting practices accord with all requirements and are of the highest quality.
In carrying out its responsibilities, the Committee shall:
•	review and recommend to the Board the independent auditors to be selected to audit the financial statements;
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inquire as to the independence of the independent auditors and obtain from the independent auditors, on a periodic basis, a formal written statement delineating all relationships between the independent auditors and the Company; in addition, the Committee shall review the extent of non-audit services provided by the independent auditors in relation to the objectivity needed in the independent audit and recommend that the Board take appropriate action in response to the independent auditors’ written statement to satisfy the Board as to the independent auditors’ independence;

•	pre-approve all services provided by the independent auditors to the Company;
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pre-approve appropriate funding for payment of (a) compensation to the Company’s independent auditors for preparing or issuing an audit report or performing other audit, review or attest services for the Company, (b) compensation to any advisors employed by the Committee and (c) ordinary administrative expenses necessary or appropriate to carry out its duties; the Committee may delegate the duty to pre-approve any such payment to any member of the Committee provided that the decisions of such member to grant pre-approvals shall be presented to the full Committee for ratification; if the Committee does not delegate such authority to a member, the full Committee shall reconvene in response to any requests or applications to provide services that have not been previously approved or have been approved but exceed the pre-approved fee range for such services; the Committee may designate a member of management to monitor the performance of all services provided by the independent auditor and to report his or her findings to the Committee;

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ensure audit partner rotation if the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has performed audit services for the Company in each of the Company’s five (5) previous fiscal years;

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meet with the independent auditors and the financial management to review the scope of the audit proposed for the current year and the audit procedures to be utilized and at its conclusion review the audit with the Committee; upon completion of the audit and following each interim review of the Company’s financial statements, the Committee should also discuss with the independent auditors all matters required to be communicated to the Committee under generally accepted auditing standards, including the judgments of the independent auditors with respect to the quality, not just the acceptability, of the Company’s accounting principles and underlying estimates in the financial statements;

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review with the independent auditors, the internal auditor (if any), and the financial and accounting personnel, the adequacy of the accounting and financial controls and elicit any recommendations for improvement or particular areas where augmented controls are desirable; particular emphasis should be given to the adequacy of such internal controls to expose any activity that might be unethical or otherwise improper;

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review the internal audit function of the Company including the independence and authority of its reporting obligations, the audit plans proposed for the coming year and the coordination of such plans with the work of the independent auditors;

•	receive before each meeting a summary of findings from completed internal audits and a progress report on the proposed internal audit plan with explanations for any deviations from the original plan;
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review the financial statements contained in the annual and quarterly reports with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements, including disclosures under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operation;”

•	review any year-to-year changes in accounting principles or practices;
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provide sufficient opportunity at each meeting for the internal and independent auditors to meet with the Committee without management present; among the items to be discussed in these meetings are the independent auditors’ evaluation of the financial, accounting, and auditing personnel, and their cooperation during the audit;

•	review with the independent auditors any problems or difficulties the auditors may have encountered, including any disagreements with management;
•	review accounting and financial personnel and succession planning;
•	oversee the Company’s cybersecurity program, including the Company’s mitigation efforts related to cybersecurity risks;
•	submit the minutes of its meetings to, or discuss the matters discussed at each committee meeting with, the Board;
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investigate any matter brought to its attention within the scope of its duties, with the power to retain professional advice (at the expense of the Company) for this purpose if, in its judgment, that is appropriate;

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establish, as necessary, detailed pre-approval policies and procedures for engaging audit and non-audit services, provided however, that such policies and procedures shall be detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of the Committee’s responsibilities to management; and

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form and delegate authority to subcommittees, comprised of one or more members of the Committee, as necessary or appropriate; each subcommittee shall have the full power and authority of the Committee, subject to any limitations imposed by the Committee.

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